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                                ESCROW AGREEMENT


          ESCROW AGREEMENT, dated as of September 27, 1996 (this "Agreement"), by and between SOUTHWESTERN BELL WIRELESS HOLDINGS, INC. ("Investor"), HIGHWAYMASTER COMMUNICATIONS, INC. ("the Company") and TEXAS COMMERCE BANK, N.A. (the "Escrow Agent").

                              W I T N E S S E T H:

          WHEREAS, the Company and Investor have simultaneously with the execution and delivery of this Agreement entered into a Purchase Agreement dated as of September 27, 1996 (the "Purchase Agreement");

          WHEREAS, pursuant to Section 2 of the Purchase Agreement, Investor and the Company have agreed that the aggregate sum of $20,000,000 paid by the Investor to the Company (which represents the Purchase Price, as defined in the Purchase Agreement) shall be deposited by the Company in escrow with the Escrow Agent until the Release Date (as defined herein);

          NOW, THEREFORE, in consideration of the foregoing and of the promises contained herein, the parties, intending legally to be bound, agree as follows:


                                    SECTION 1

                                   ESCROW FUND

          1.1 DELIVERY. Immediately following the delivery by the Company to the Investor of a certificate representing the 1,000 shares of Series D Participating Convertible Preferred Stock and the payment by the Investor to the Company of the consideration of $20,000,000 therefor in accordance with
Section 2 of the Purchase Agreement, the Company shall endorse over to the Escrow Agent the certified check for such $20,000,000 (such amount is hereinafter referred to as the "Escrow Fund", PROVIDED, that such term shall not include any interest or other earnings or profits upon or in respect of the investment of the Escrow Fund) to be held by the Escrow Agent pursuant to the terms of this Agreement.

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          1.2  RECEIPT.  The Escrow Agent agrees to hold and disburse the Escrow
Fund in accordance with the terms and conditions of this Agreement and for the uses and purposes stated herein.

          1.3 INVESTMENT AND INCOME. After receipt of the Escrow Fund, the Escrow Agent shall, pending termination of the Escrow Fund pursuant to
Section 2.2 of this Agreement, invest the Escrow Fund in the Fidelity Institutional Government Fund (Fidelity Fund No. 57) and shall reinvest the Escrow Fund upon receipt of written instructions signed by Investor. In no event shall any part of the Escrow Fund be commingled with any other funds held by the Escrow Agent or any of its parents, subsidiaries or affiliates. The Escrow Agent shall pay to the Investor all interest and other earnings and profits upon or in respect of the investment of the Escrow Fund on a monthly basis.

                                    SECTION 2

          2.1 RELEASE OF ESCROW FUND. (a) The Escrow Agent shall retain custody of the Escrow Fund and make no delivery or other disposition of any property then held by it under this Agreement until receipt by the Escrow Agent of the certificate contemplated by Section 2.1(b) hereof (the date of such receipt, the "Release Date").

          (b) Upon the receipt of a certificate from an officer of Investor and an officer of the Company which shall instruct the Escrow Agent to pay to the party designated in such notice the amount remaining in the Escrow Fund, the Escrow Agent shall pay, within three days, the Escrow Fund to the designated person and any interest to Investor, by wire transfer of immediately available funds to such persons and accounts at such banks as Investor and the Company shall designate in such certificate.

          2.2 TERMINATION. The Escrow Fund and the Escrow Agent's obligations under this Agreement shall be deemed to be terminated at such time on and after the Release Date that the Escrow Agent shall have delivered all remaining funds from the Escrow Fund and interest pursuant to Section 2.1(b) under this Agreement.

          2.3 STATEMENT OF DISBURSEMENTS. Upon the disbursement of any funds of the Escrow Fund pursuant to Section 2.1, the Escrow Agent shall send a written statement to each of Investor and the Company stating the amount of the disbursement.


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                                    SECTION 3

                                  ESCROW AGENT

          3.1 APPOINTMENT. Investor and the Company hereby appoint the Escrow Agent to serve hereunder and the Escrow Agent hereby accepts such appointment and agrees to perform all duties which are expressly set forth in this Agreement.

          3.2 COMPENSATION. The fees of the Escrow Agent shall be determined in accordance with, and shall be payable one-half by the Company and one-half by Investor as specified in, the Schedule of Fees for Escrow Services addressed by the Escrow Agent to each of the Company and Investor, receipt of a copy of which is hereby acknowledged by each party. The Escrow Agent shall also be reimbursed one-half by the Company and one-half by Investor for any reasonable expenses incurred in connection with this Agreement, including but not limited to the actual cost of legal services should the Escrow Agent deem it necessary to retain counsel. The Escrow Agent shall have a first lien on the Fund for the payment of such fees and expenses.

          3.3 LIABILITY. The Escrow Agent shall not be liable for any action taken or omitted by the Escrow Agent in good faith in accordance with the advice of counsel and in no event shall the Escrow Agent be liable or responsible except for its own gross negligence, bad faith or willful misconduct. The Escrow Agent shall not be responsible for any loss to the Escrow Fund resulting from the investment thereof in accordance with the terms of this Agreement. In no event shall the Escrow Agent be responsible or liable for any loss due to forces beyond its control, including, but not limited to, acts of God, flood, fire, nuclear fusion, fission or radiation, war (declared or undeclared), terrorism, insurrection, revolution, riot, strikes or work stoppages for any reason, embargo, government action, including any laws, ordinances, regulations or the like which restrict or prohibit the providing of the services contemplated by this Agreement, inability to obtain equipment or communications facilities, or the failure of equipment or communications facilities, and other causes whether or not of the same class or kind as specifically named above. In the event that the Escrow Agent is unable substantially to perform for any of the reasons described in the immediately preceding sentence, it shall so notify the other parties hereto as soon as reasonably practicable. Investor and the Company agree that they shall each be liable severally, but not jointly, to hold the Escrow Agent harmless from, and to indemnify and reimburse the Escrow Agent for, one-half of all claims, liabilities, losses, and expenses (including out-of-pocket and incidental expenses and reasonable legal fees) arising in connection with any action, suit or claim arising under this Agreement, provided that the


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Escrow Agent has not acted with gross negligence, bad faith or willful misconduct with respect to any of the events relating to such claims, liabilities, losses or expenses.

          3.4 NO SECURITY INTEREST. The Company warrants to and agrees with Investor and the Escrow Agent and Investor warrants to and agrees with the Company and the Escrow Agent that, unless otherwise expressly set forth in this Agreement, there is no security interest in the Escrow Fund or any part thereof created by it or in respect of any of its obligations or liabilities; neither the Company nor the Investor know of any financing statement under the Uniform Commercial Code which is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Fund or any part thereof; and the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Escrow Fund or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Escrow Fund or any part thereof.

          3.5 DUTIES. The Escrow Agent shall not be bound in any way by any agreement or contract between the Company and Investor (whether or not the Escrow Fund has knowledge thereof), and its only duties and responsibilities shall be to hold the Escrow Fund and to invest and dispose of the Escrow Fund in accordance with the terms of this Agreement or as otherwise specified in writing by Investor and the Company in accordance with the terms of this Agreement. The Escrow Agent shall not be responsible for enforcing compliance by Investor or the Company with the terms of this Agreement, the Purchase Agreement or any other agreement related thereto. It is understood and agreed that should any dispute arise with respect to the payment and/or ownership or right of possession of the Escrow Fund, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Escrow Fund until such dispute shall have been settled either by mutual agreement by the parties concerned or by the final order, decree or judgment of any court or other tribunal of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

          3.6 AUTHORITY TO SIGN. Investor and the Company have satisfied themselves as to the authority of any persons signing this Agreement in a representative capacity. Should it be necessary for the Escrow Agent to accept or act upon any instructions, directions, documents or instruments signed or issued by or on behalf of any corporation, partnership, trade-name, fiduciary or individual, it shall not be necessary for the Escrow Agent to inquire into the authority of the signer(s) unless and to the extent expressly provided in this Agreement.


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                                    SECTION 4

                                OTHER PROVISIONS

          4.1 AMENDMENT; RESIGNATION; REMOVAL. This Agreement may be altered or amended only with the consent of all the parties hereto. Should Investor or the Company or both attempt to change this Agreement in a manner which the Escrow Agent in its sole discretion deems undesirable, the Escrow Agent may resign as Escrow Agent by notifying the other parties hereto in writing. The Escrow Agent may resign at any time upon thirty (30) days' prior written notice to each of Investor and the Company; in such event, the successor Escrow Agent shall be such person, firm or corporation as shall be mutually selected by Investor and the Company. It is understood and agreed that the resignation of the Escrow Agent shall not be effective until a successor agrees to act hereunder. Investor and the Company, acting jointly, may remove the Escrow Agent at any time upon thirty (30) days' prior written notice, signed by both Investor and the Company, to the Escrow Agent. In the event that the Escrow Agent submits a notice of resignation, its only duty, until a successor Escrow Agent shall have been appointed and shall have accepted such appointment, shall be to hold, invest and dispose of the Escrow Fund in accordance with this Agreement, but without regard to any notices, requests, instructions, demands or the like received by it from the other parties hereto after such notice of resignation shall have been given, unless the same is a direction that the Escrow Fund be paid or delivered in its entirety to one of the other parties hereto.

          4.2 NOTICES. (a) Any notice required to be given hereunder shall be effective when delivered by messenger, or dispatched by facsimile, to the respective party at its address specified below, namely:

          IF TO INVESTOR:

               Southwestern Bell Wireless Holdings, Inc.
               Suite 100A
               17330 Preston Road
               Dallas, Texas 75252
               Attention: President
               Telephone No.: (972) 733-5555
               Telecopier No.: (972) 733-2012


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          and to:

               SBC Communications Inc.
               175 E. Houston
               San Antonio, Texas 78205
               Attention: General Attorney, Mergers and Acquisitions Telephone No.: (210) 351-3476
               Telecopier No.: (210) 351-3488

          With a copy to:

               Sullivan & Cromwell
               125 Broad Street
               New York, New York  10004
               Attention:  Janet T. Geldzahler, Esq.
               Telephone No.:  (212) 558-4000
               Telecopier No.: (212) 558-3588

          IF TO THE COMPANY:

               HighwayMaster Communications, Inc.
               16479 Dallas Parkway, Suite 710
               Dallas, Texas 75248
               Attention:  William C. Kennedy, Jr.
               Telephone No.:  (972) 732-2500
               Telecopier No.: (972) 930-7263

          With a copy to:

               Baker & Botts, L.L.P.
               2001 Ross Avenue
               Suite 700
               Dallas, Texas 75201-2980
               Attention:  Geoffrey L. Newton
               Telephone No.: (214) 953-6500
               Telecopier No.: (214) 953-6503


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          IF TO THE ESCROW AGENT:

               Texas Commerce Bank, N.A.
               711 Navarro
               San Antonio, Texas 78205
               Attention: Angelita T. Bendele
               Telephone No.: (210) 271-8042
               Telecopier No.: (210) 271-8099


or such other address as such party may have furnished to the Escrow Agent and to the other party in writing. Any notice to the Escrow Agent shall be effective when received at its address above, when delivered by messenger, or dispatched by cable or facsimile, addressed to the attention of the Escrow Division.

          (b) With respect to written or telephonic instructions or instructions sent by facsimile transmission to release or transfer any funds from the Escrow Fund in accordance herewith (such instructions hereafter called "Transfer Instructions"), the security procedure agreed upon for verifying the authenticity of Transfer Instructions is a callback by the Escrow Agent to any of the persons designated below, whether or not any such person has issued such Transfer Instructions. (It is recommended that the persons designated below not be persons who generally issue Transfer Instructions; whenever possible, the Escrow Agent will endeavor to call someone other than the issuer of the Transfer Instruction.)

                                             Telephone Number/
               Name and Title                Telecopier Number

For the Company:    Steve Tacke                        (972) 732-2545/
                    acting Chief Financial Officer     (972) 930-7231


For Investor:       Wayne Watts                        (210) 351-3476/
                                                       (210) 351-3488

          4.3 GOVERNING LAW; ASSIGNMENT. This Agreement shall be construed in accordance with and governed by the law of the State of Texas, without regard to choice of law rules, and shall be binding upon the Escrow Agent, the Company, and Investor and each of their respective successors and assigns in accordance with its terms; provided that


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any assignment or transfer by either Investor or the Company of its rights under this Agreement or with respect to the Escrow Fund shall be void as against the Escrow Agent, except that the Investor may assign to any affiliate of Investor its rights under this Agreement or with respect to the Escrow Fund, PROVIDED that it gives (i) written notice of such assignment or transfer to the Escrow Agent and the Company and (ii) the assignee or transferee shall have agreed in writing to be bound by the provisions of this Agreement.

          4.4 BUSINESS DAY. Business day shall mean a day on which the Escrow Agent is open for business, excluding Saturdays or Sundays.

          4.5 COMPLIANCE WITH LAW. The Escrow Agent is hereby authorized to comply with any judicial order or legal process which stays, enjoins, directs or otherwise affects the transfer or delivery of any securities or proceeds thereof and shall incur no liability for any delay or loss which may occur as a result of such compliance.

          4.6 COUNTERPARTS. This Agreement may be signed upon any number of counterparts with the same effect as if signature on all counterparts are upon the same instruments.










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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement on the day and year first above written.

                              Investor:

                              SOUTHWESTERN BELL WIRELESS
                                    HOLDINGS, INC.


                              By: /s/ Stan Sigman
                                 ---------------------------------------
                              Name: Stan Sigman
                                   -------------------------------------
                              Title: President & Chief Executive Officer
                                    ------------------------------------


                              The Company:

                              HIGHWAYMASTER COMMUNICATIONS,
                                     INC.


                              By:   /s/ William C. Saunders
                                 ---------------------------------------
                              Name: William C. Saunders
                                   -------------------------------------
                              Title:   President
                                    ------------------------------------


                              Escrow Agent:

                              TEXAS COMMERCE BANK, N.A.


                              By:   /s/ John Jones
                                 ---------------------------------------
                              Name:    John Jones
                                   -------------------------------------
                              Title:   Vice-President
                                    ------------------------------------




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